UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On May 18, 2017, the stockholders of U.S. Concrete, Inc. (the “Company”) approved the U.S. Concrete, Inc. 2017 Cash Incentive Plan (the “2017 Cash Incentive Plan”).  The Board of Directors of the Company had previously approved the 2017 Cash Incentive Plan, subject to stockholder approval. The material terms of the 2017 Cash Incentive Plan are summarized in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2017 (the “Proxy Statement”), which description is incorporated by reference herein. This description of the 2017 Cash Incentive Plan is qualified in its entirety by reference to the actual terms of the 2017 Cash Incentive Plan, a complete copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its 2017 annual meeting of stockholders (the “Annual Meeting”) on May 18, 2017. At the Annual Meeting, there were 14,598,994 shares of common stock of the Company present in person or represented by proxy and entitled to vote. The Company’s stockholders were asked to vote on the following four proposals, each of which is described in the Company’s Proxy Statement: (1) the election of seven directors, (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2017, (3) advisory approval of executive compensation, and (4) approval of the 2017 Cash Incentive Plan.

Proposal #1 - Election of Directors. The stockholders elected the seven nominees listed below to hold office until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified, by the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Eugene I. Davis	9,428,732	2,552,512	5,660	2,612,090
William J. Sandbrook	11,955,836	25,333	5,735	2,612,090
Kurt M. Cellar	11,810,635	169,853	6,416	2,612,090
Michael D. Lundin	11,837,208	143,861	5,835	2,612,090
Robert M. Rayner	11,839,711	140,878	6,315	2,612,090
Colin M. Sutherland	10,340,252	1,640,717	5,935	2,612,090
Theodore P. Rossi	11,835,840	144,934	6,130	2,612,090

Proposal #2 - Ratification of Ernst & Young LLP. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2017, by the following vote:

For	Against	Abstentions	Broker Non-Votes
14,490,008	94,674	14,312	—

Proposal #3 - Advisory Approval of Executive Compensation. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement by the following vote:

For	Against	Abstentions	Broker Non-Votes
11,461,643	502,752	22,509	2,612,090

Proposal #4 - Approval of the 2017 Cash Incentive Plan. The stockholders approved the 2017 Cash Incentive Plan by the following vote:

For	Against	Abstentions	Broker Non-Votes
11,694,475	265,735	26,694	2,612,090

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
10.1	U.S. Concrete, Inc. 2017 Cash Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: May 19, 2017	By:	/s/ Joseph C. Tusa, Jr.
Joseph C. Tusa, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	U.S. Concrete, Inc. 2017 Cash Incentive Plan